UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2008

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 2, 2008, Vista Gold Corp. (“Vista”) announced that it had reached an agreement in principle on that date with A.M. King Industries, Inc. (“A.M. King”) and Del Norte Company Ltd. (“Del Norte”), a wholly owned subsidiary of A.M. King, to purchase gold processing equipment to be used at Vista’s Paredones Amarillos gold project in Baja California Sur, Mexico.  As reported in Vista’s press release issued on January 7, 2008, the parties subsequently entered into a formal agreement with respect to the foregoing equipment purchase.  The date of the agreement is January 4, 2008.  Vista is making this equipment purchase through its wholly owned subsidiary, Minera Paredones Amarillos, S.A. de C.V., which is a party to the equipment purchase agreement along with Vista, A.M. King and Del Norte.  There is no material relationship between Vista or its affiliates and any of the other parties.  The equipment includes a 10,000 tonne per day semi-autogenous (SAG) grinding mill, two ball mills, a gyratory crusher and a shorthead cone crusher, along with other related components, spare parts, and other process plant equipment. The purchase price of US$16,010,000 will be payable in three installments - the first payment of 50% of the purchase price (US$8,005,000) was paid on signing of the purchase agreement on January 4, 2008 and the second and third payments (25%, or US$4,002,500 each) are payable based on an equipment delivery schedule with respective parameters targeted to occur in February and March, 2008. The purchase price includes the cost of relocating the equipment to Edmonton, Alberta, Canada. From this point, Vista will arrange for reconditioning and transportation of the equipment to the Paredones Amarillos mine site. The equipment is presently located in northern Canada.

Item 7.01               Regulation FD Disclosure.

On January 2, 2008, Vista Gold Corp. issued a press release furnished herewith as Exhibit 99.1.

On January 7, 2008, Vista Gold Corp. issued a press release furnished herewith as Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 10.1	Asset Sale Agreement dated January 4, 2008, among Vista Gold Corp., Minera Paredones Amarillos, S.A. de C.V., Del Norte Company, Ltd. and A.M. KingIndustries, Inc.

Exhibit 99.1	Press Release of Vista Gold Corp. dated January 2, 2008

Exhibit 99.2	Press Release of Vista Gold Corp. dated January 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: January 10, 2008